UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 4, 2017

BITMIS CORP.

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(Exact name of Registrant as specified in its charter)

Nevada --------------------------------- (State or other jurisdiction of incorporation)	333-214469 ------------------------------- (Commission File Number)	98-1310024 ------------------------------------- (IRS Employer Identification No.)

Bitmis Corp.

Unit No. 5784, 152 Chartered Square Building, 212/19,

Bangkok, Thailand 10500

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(Address of principal executive offices)

(702) 605-0123

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective as of August 1, 2017, Bitmis Corp. dismissed KLJ & Associates, LLP (the “Former Accountant”) as our independent registered public accounting firm. Our Board of Directors approved the dismissal of KLJ & Associates, LLP on August 1, 2017, and on the same date, approved the engagement of MICHAEL GILLESPIE & ASSOCIATES, PLLC (the “New Accountant”) as our independent registered public accounting firm.

The Former Accountant’s audit report on the financial statements of the Company for the period from June 6, 2016 (inception) through June 30, 2016 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the period from June 6, 2016 (inception) through June 30, 2016 contained an uncertainty about the Company’s ability to continue as a going concern.

During the Company’s most recent fiscal year, the subsequent interim periods thereto, and through August 1, 2017, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the Company’s most recent fiscal year, the subsequent interim periods thereto, and through August 1, 2017, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

On August 1, 2017, the Company provided the Former Accountant with its disclosures in the Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant’s response is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
16.1	Letter, dated August 4, 2017 from KLJ & Associates, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITMIS CORP.

By:

/s/ Anna Varlamova

Name:

Anna Varlamova

Title:

President, Chief Executive and Financial Officer

Date: August 8, 2017